Exhibit 10.3

BILL OF SALE

June 30, 2016

KNOW ALL PERSONS BY THESE PRESENTS, that New Age Beverages, L.L.C., a Colorado limited liability company ("NAB"), New Age Properties, LLC, a Colorado limited liability company ("NAP"), Aspen Pure, LLC, a Colorado limited liability company, and Xing Beverage, LLC, a Colorado limited liability company ("Xing" and together with NAP and NAB, the "Sellers"), have entered into that certain Asset Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), by and between Sellers and Bucha, Inc. a Washington corporation ("Buyer"), providing for, inter alia, Sellers' sale to Buyer of all right, title and interest in and to the Purchased Assets.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

1.            Transfer of Assets.  Subject to the terms and conditions set forth in the Purchase Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers hereby sell, convey, assign, transfer and deliver to Buyer, its successors and assigns, forever, all right, title and interest in and to the Purchased Assets.

2.            Further Actions.  At any time, and from time to time, after the date hereof, Sellers shall execute and deliver or cause to be executed and delivered to Buyer such other instruments and take such other action, all as Buyer may reasonably request, in order to carry out the intent and purpose of this Bill of Sale.
3.            Representations and Warranties; Conflict with Purchase Agreement.  This Bill of Sale is subject to the representations, warranties and covenants set forth in the Purchase Agreement.  In the event of any conflict between the provisions hereof and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall govern.
4.            Amendments and Waivers.  This Bill of Sale may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by Buyer and Sellers or, in the case of a waiver, by the party waiving compliance.
5.            Governing Law.  THIS BILL OF SALE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.
[Signature Page Follows]

Exhibit 10.3 -- Page 1

NEW AGE BEVERAGES, LLC

By: /s/ Scott Lebon
Name:  Scott Lebon

By: /s/ Tom Lebon
Name:  Tom Lebon

By: /s/ Chuck Ence
Name:  Chuck Ence

Shadrach Beverages, LLC

By:            /s/ Daniel M. Carney
Name:  Daniel M. Carney
Title:    Authorized Signatory

NEW AGE PROPERTIES, LLC

By:  /s/ Daniel M. Carney
Name:  Daniel M. Carney

By: /s/ Gayla W. Carney
Name:  Gayla W. Carney

By: /s/ Scott Lebon
Name:  Scott Lebon

By: /s/ Tom Lebon
Name:  Tom Lebon

New Age Beverages, LLC

By:            /s/ Daniel M. Carney
Name:  Daniel M. Carney
Title:    Authorized Signatory

[Signature Page to Bill of Sale]

Exhibit 10.3 -- Page 2

XING BEVERAGE, LLC

Shadrach Beverages, LLC

By:            /s/ Daniel M. Carney
Name:  Daniel M. Carney
Title:    Authorized Signatory
By: /s/ Scott Lebon
Name:  Scott Lebon

By: /s/ Tom Lebon
Name:  Tom Lebon

By: /s/ Chuck Ence
Name:  Chuck Ence

ASPEN PURE, LLC

By:  New Age Beverages, LLC

By:             /s/ Daniel M. Carney
Name:  Daniel M. Carney
Title:    Authorized Signatory

[Signature Page to Bill of Sale]

Exhibit 10.3 -- Page 3